Exhibit 99.1
Five Point Holdings, LLC Reports Third Quarter 2022 Results
Third Quarter 2022 Highlights
•Valencia builder sales of 166 homes during the quarter.
•Great Park Venture closed the sale of 61 homesites generating proceeds of $23.9 million.
•Great Park builder sales of 82 homes during the quarter.
•Great Park Venture commenced marketing of commercial land.
•Consolidated selling, general and administrative costs down 42% from third quarter 2021.
•Consolidated revenues of $15.4 million; consolidated net loss of $9.5 million.
•Debt to total capitalization ratio of 25.3% and liquidity of $211.0 million as of September 30, 2022.
Irvine, CA, October 27, 2022 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its third quarter 2022 results.
Dan Hedigan, Chief Executive Officer, said, “While the third quarter was a difficult one for our primary residential land sale business, our team performed well, limiting our cash spend and minimizing our loss for the quarter. We are maintaining our focus on managing costs and overhead with our ‘do more with less’ strategy. Although home builder demand for land has been impacted by the Federal Reserve raising interest rates at the most aggressive pace since the early 1980s, there remains a significant shortage of housing in California, and Five Point has some of the best entitled parcels in the state. While home builders are rebalancing their pricing and sales velocity assumptions as they look at their future land needs, we are continuing to work with the home builder community to sell land at market prices, balancing current market conditions with the scarcity of entitled land inventory in our markets. We are also continuing to move forward with our unique commercial land offerings at the Great Park and Valencia.”
Consolidated Results
Liquidity and Capital Resources
As of September 30, 2022, total liquidity of $211.0 million was comprised of cash and cash equivalents totaling $86.4 million and borrowing availability of $124.7 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.8 billion, reflecting $2.9 billion in assets and $1.0 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended September 30, 2022
Revenues. Revenues of $15.4 million for the three months ended September 30, 2022 were primarily generated from management services.
Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $4.3 million for the three months ended September 30, 2022. Net loss for the Great Park Venture was $18.3 million. Our share of the net loss from our 37.5% percentage interest, adjusted for basis differences, was $4.5 million. Additionally, we recognized $0.1 million in loss from our 75% interest in the Gateway Commercial Venture and $0.4 million in earnings from our 10% interest in the Valencia Landbank Venture.
Selling, general, and administrative. Selling, general, and administrative expenses were $12.0 million for the three months ended September 30, 2022.
Net loss. Consolidated net loss for the quarter was $9.5 million. Net loss attributable to noncontrolling interests totaled $5.1 million, resulting in net loss attributable to the Company of $4.4 million. Net loss attributable to noncontrolling interests represents the portion of loss allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income allocated to noncontrolling interests in subsequent periods.

Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, October 27, 2022 at 5:00 p.m. Eastern Time. Dan Hedigan, Chief Executive Officer, and Leo Kij, Interim Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (888) 204-4368 (domestic) or (856) 344-9221 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 3213669. The telephonic replay will be available until 11:59 p.m. Eastern Time on November 10, 2022.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:
Leo Kij, 949-349-1029
Leo.Kij@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
REVENUES:
Land sales	$72	$10,000	$643	$10,087
Land sales—related party	2,817	17	4,529	73
Management services—related party	12,108	10,156	18,358	30,242
Operating properties	419	522	2,165	1,777
Total revenues	15,416	20,695	25,695	42,179
COSTS AND EXPENSES:
Land sales	—	—	—	—
Management services	7,488	8,075	12,372	24,700
Operating properties	1,580	2,095	5,797	5,098
Selling, general, and administrative	12,030	20,757	41,472	59,513
Restructuring	—	—	19,437	—
Total costs and expenses	21,098	30,927	79,078	89,311
OTHER INCOME:
Interest income	307	21	445	74
Miscellaneous	112	1,516	336	3,833
Total other income	419	1,537	781	3,907
EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(4,265)	485	(4,654)	9,048
LOSS BEFORE INCOME TAX PROVISION	(9,528)	(8,210)	(57,256)	(34,177)
INCOME TAX PROVISION	(3)	—	(16)	(5)
NET LOSS	(9,531)	(8,210)	(57,272)	(34,182)
LESS NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(5,092)	(4,362)	(30,592)	(18,266)
NET LOSS ATTRIBUTABLE TO THE COMPANY	$(4,439)	$(3,848)	$(26,680)	$(15,916)

NET LOSS ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$(0.06)	$(0.06)	$(0.39)	$(0.23)
Diluted	$(0.07)	$(0.06)	$(0.39)	$(0.23)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	68,514,843	67,429,394	68,393,923	67,376,746
Diluted	68,879,642	67,429,394	68,758,722	67,376,746
NET LOSS ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,233,544	79,233,544	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	September 30, 2022	December 31, 2021
ASSETS
INVENTORIES	$2,229,525	$2,096,824
INVESTMENT IN UNCONSOLIDATED ENTITIES	367,486	374,553
PROPERTIES AND EQUIPMENT, NET	30,558	31,466
INTANGIBLE ASSET, NET—RELATED PARTY	45,969	51,405
CASH AND CASH EQUIVALENTS	86,379	265,462
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,330	1,330
RELATED PARTY ASSETS	104,887	101,818
OTHER ASSETS	18,959	20,052
TOTAL	$2,885,093	$2,942,910

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$620,267	$619,116
Accounts payable and other liabilities	107,364	115,374
Related party liabilities	99,913	95,918
Deferred income tax liability, net	12,998	12,998
Payable pursuant to tax receivable agreement	173,068	174,126
Total liabilities	1,013,610	1,017,532

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: September 30, 2022—69,068,354 shares; December 31, 2021—70,107,552 shares
Class B common shares; No par value; Issued and outstanding: September 30, 2022—79,233,544 shares; December 31, 2021—79,233,544 shares
Contributed capital	586,954	587,587
Retained earnings	22,109	48,789
Accumulated other comprehensive loss	(1,917)	(1,952)
Total members’ capital	607,146	634,424
Noncontrolling interests	1,239,337	1,265,954
Total capital	1,846,483	1,900,378
TOTAL	$2,885,093	$2,942,910

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

September 30, 2022
Cash and cash equivalents	$86,379
Borrowing capacity (1)	124,651
Total liquidity	$211,030

(1) As of September 30, 2022, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of approximately $0.3 million were issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization and Net Debt to Total Capitalization

September 30, 2022
Debt (1)	$625,000
Total capital	1,846,483
Total capitalization	$2,471,483
Debt to total capitalization	25.3%

Debt (1)	$625,000
Less: Cash and cash equivalents	86,379
Net debt	538,621
Total capital	1,846,483
Total net capitalization	$2,385,104
Net debt to total capitalization (2)	22.6%

(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company's GAAP results.

Segment Results
The following table reconciles the results of operations of our segments to our consolidated results for the three and nine months ended September 30, 2022 (in thousands):

	Three Months Ended September 30, 2022
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$72	$—	$28,678	$—	$28,750	$—	$28,750	$(28,678)	$72
Land sales—related party	2,817	—	6,517	—	9,334	—	9,334	(6,517)	2,817
Management services—related party(2)	—	—	12,000	108	12,108	—	12,108	—	12,108
Operating properties	193	226	—	2,189	2,608	—	2,608	(2,189)	419
Total revenues	3,082	226	47,195	2,297	52,800	—	52,800	(37,384)	15,416
COSTS AND EXPENSES:
Land sales	—	—	15,105	—	15,105	—	15,105	(15,105)	—
Management services(2)	—	—	7,488	—	7,488	—	7,488	—	7,488
Operating properties	1,580	—	—	754	2,334	—	2,334	(754)	1,580
Selling, general, and administrative	2,519	898	3,655	1,076	8,148	8,613	16,761	(4,731)	12,030
Management fees—related party	—	—	35,294	—	35,294	—	35,294	(35,294)	—
Total costs and expenses	4,099	898	61,542	1,830	68,369	8,613	76,982	(55,884)	21,098
OTHER INCOME (EXPENSE):
Interest income	—	—	460	—	460	307	767	(460)	307
Interest expense	—	—	—	(386)	(386)	—	(386)	386	—
Loss on extinguishment of debt	—	—	—	(89)	(89)	—	(89)	89	—
Miscellaneous	112	—	—	—	112	—	112	—	112
Total other income (expense)	112	—	460	(475)	97	307	404	15	419
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	362	—	96	—	458	—	458	(4,723)	(4,265)
SEGMENT LOSS/LOSS BEFORE INCOME TAX PROVISION	(543)	(672)	(13,791)	(8)	(15,014)	(8,306)	(23,320)	13,792	(9,528)
INCOME TAX PROVISION	—	—	—	—	—	(3)	(3)	—	(3)
SEGMENT LOSS/NET LOSS	$(543)	$(672)	$(13,791)	$(8)	$(15,014)	$(8,309)	$(23,323)	$13,792	$(9,531)
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investment in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

	Nine Months Ended September 30, 2022
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$643	$—	$29,270	$—	$29,913	$—	$29,913	$(29,270)	$643
Land sales—related party	4,529	—	9,750	—	14,279	—	14,279	(9,750)	4,529
Home sales	—	—	40,475	—	40,475	—	40,475	(40,475)	—
Management services—related party(2)	—	—	18,046	312	18,358	—	18,358	—	18,358
Operating properties	1,637	528	—	6,248	8,413	—	8,413	(6,248)	2,165
Total revenues	6,809	528	97,541	6,560	111,438	—	111,438	(85,743)	25,695
COSTS AND EXPENSES:
Land sales	—	—	15,118	—	15,118	—	15,118	(15,118)	—
Home sales	—	—	30,784	—	30,784	—	30,784	(30,784)	—
Management services(2)	—	—	12,372	—	12,372	—	12,372	—	12,372
Operating properties	5,797	—	—	1,823	7,620	—	7,620	(1,823)	5,797
Selling, general, and administrative	10,545	2,683	15,641	3,201	32,070	28,244	60,314	(18,842)	41,472
Restructuring	—	—	—	—	—	19,437	19,437	—	19,437
Management fees—related party	—	—	38,645	—	38,645	—	38,645	(38,645)	—
Total costs and expenses	16,342	2,683	112,560	5,024	136,609	47,681	184,290	(105,212)	79,078
OTHER INCOME (EXPENSE):
Interest income	—	—	704	—	704	445	1,149	(704)	445
Interest expense	—	—	—	(1,006)	(1,006)	—	(1,006)	1,006	—
Loss on extinguishment of debt	—	—	—	(89)	(89)	—	(89)	89	—
Miscellaneous	336	—	—	—	336	—	336	—	336
Total other income (expense)	336	—	704	(1,095)	(55)	445	390	391	781
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	883	—	331	—	1,214	—	1,214	(5,868)	(4,654)
SEGMENT (LOSS) PROFIT/LOSS BEFORE INCOME TAX PROVISION	(8,314)	(2,155)	(13,984)	441	(24,012)	(47,236)	(71,248)	13,992	(57,256)
INCOME TAX PROVISION	—	—	—	—	—	(16)	(16)	—	(16)
SEGMENT (LOSS) PROFIT/NET LOSS	$(8,314)	$(2,155)	$(13,984)	$441	$(24,012)	$(47,252)	$(71,264)	$13,992	$(57,272)
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investments in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

The table below reconciles the Great Park segment results to the equity in loss from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2022 (in thousands):

	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2022
Segment loss from operations	$(13,791)	$(13,984)
Less net income of management company attributed to the Great Park segment	4,512	5,674
Net loss of the Great Park Venture	(18,303)	(19,658)
The Company’s share of net loss of the Great Park Venture	(6,864)	(7,372)
Basis difference accretion	2,324	1,738
Equity in loss from the Great Park Venture	$(4,540)	$(5,634)

The table below reconciles the Commercial segment results to the equity in (loss) earnings from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2022 (in thousands):

	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2022
Segment (loss) profit from operations	$(8)	$441
Less net income of management company attributed to the Commercial segment	108	312
Net (loss) income of the Gateway Commercial Venture	(116)	129
Equity in (loss) earnings from the Gateway Commercial Venture	$(87)	$97